                                      THE
                                     IRISH
                                INVESTMENT FUND



                                 Annual Report
                                October 31, 1995

                              President's Letter
                              ------------------
Dear Stockholder,

Prior to reviewing The Irish Investment Fund, Inc.'s (the "Fund" 's) fiscal year ended October 31, 1995, I would like to comment briefly on the final quarter. In line with international markets, the Irish equity market registered minor gains during the quarter ended October 31, with a return of 2.1%. The strength of the U.S. Dollar over the quarter translated this return into an increase of 0.3% in U.S. Dollar terms. By comparison, the net asset value ("NAV") of the Fund was unchanged at $13.61 per share over the same period.

     Over the fiscal year, the Irish equity market produced a return of 15.4%. As a result of the weakness in the U.S. Dollar, this converted into a return of 16.7% in U.S. Dollar terms. The Fund's NAV increased by 24.4% over the same period, which is considered by your Board as a very satisfactory performance.

     ECONOMIC REVIEW

     Economic growth rates in the Irish economy remain well above international levels. Official statistics indicate that the economy grew by 7.4% in 1994 and the Irish Central Bank projects Gross National Product ("GNP") growth of 5.5% for 1995.

     Consumer spending was somewhat sluggish in the first half of 1995, with retail sales volumes increasing by a modest 1.8%. However, since then retail sales have rebounded, with data for July and August indicating year-on-year retail sales volume growth of 4.8% and 4.2%, respectively.

     Manufacturing production data shows a strong increase in output of 16.5% on previous year levels. In addition to the high-technology sector which expanded by 19.3% year-on-year, there was also an impressive performance by indigenous industries which registered increases in production of 12.5%. Irish goods clearly remain competitive in international markets and another record trade surplus is anticipated for 1995.

     The strength in the domestic economy is reflected in the 11.8% expansion in private sector credit in the first nine months of 1995. However, this credit growth has not resulted in pricing pressure, with annualized core inflation (i.e., without the effect of mortgages) at 2.0% in the third quarter of 1995.

     While unemployment continues at a stubbornly high level (14.7%), there was some positive news on the job front with the Labor Force Survey indicating a growth in total employment of 7.5% in the two-year period ended April 1995.

     STOCK MARKET REVIEW

     The Irish equity market performed satisfactorily over the final quarter of the Fund year with a gain of 2.1%, which left the market ahead by 15.4% over the fiscal year. A comparison with major international markets is shown following:

                                   Quarter Ended           Year Ended
                                  October 31, 1995      October 31, 1995
                                --------------------  --------------------
                                    Irish                 Irish
                                    Punts      U.S.$      Punts      U.S.$
U.S. Equities                       +3.5%      +3.5%     +23.1%     +23.1%
U.K. Equities                       +1.8%      +0.4%     +12.8%     + 9.2%
Japanese Equities                   +5.8%      -8.8%     -11.7%     -16.2%
Irish Equities                      +2.1%      +0.3%     +15.4%     +16.4%

     The positive international environment for equities has been driven primarily by continuing low levels of inflation and the resulting downward movement in bond yields. In line with international sector trends, both in the most recent quarter and over the fiscal year, Irish financial stocks have been among the best performing stocks in the market with AIB Bank and Hibernian Group (Insurance) performing strongly.

     Smurfit (Jefferson) Group continues to underperform the market despite delivering excellent results and buying back $80 million of its stock in August. A recovery in the company's share price is dependent on an improvement in investor sentiment towards global paper stocks. Kerry Group continues to outperform the market, registering a 39% increase in stock price over the fiscal year. It now stands on a premium rating to the market and most of its international peers. Waterford Foods completed a $200 million acquisition of The Cheese Company (U.K. based) in September. This was positively received by the market and gave a much needed upward stimulus to the company's stock price.

     Corporate activity has been relatively muted, with net equity issuance on the Irish Market amounting to $110 million in 1995 year-to-date. The only equity issue of size was the successful placing of the Government's remaining 15% stake in Irish Life during September. The initial public offering of CBT Group on the U.S. NASDAQ Exchange, and its subsequent strong performance contributed positively to the performance of the Fund over the year. The Fund reduced its holding in CBT Group as part of a successful secondary offering by the company in September.

     OUTLOOK

     Economic growth rates in the Irish economy are likely to remain strong and underpin earnings forecasts for the Equity market. The market currently stands at 9.6 times 1996 earnings and a dividend yield of 3.6%. This leaves it at an attractive discount on an international comparison basis. In light of the above, we believe the long-term prospects to be favorable, and consequently, it is the Fund's intention to continue with a fully-invested position.

     Finally, I am pleased to advise you that the Board of Directors has declared a distribution of $0.27 per share, consisting of $0.129 of long-term capital gains and $0.141 of net investment income, to be paid on December 29, 1995 to shareholders of record at the close of business on December 21, 1995.

Sincerely,

/s/ Peter Hooper
Peter Hooper
Chairman of the Board of Directors                          December 21, 1995

                           Statement of Net Assets
                           -----------------------
  October 31, 1995
                                             Shares          Value (Note A)
-------------------------------------------------------------------------------
  IRISH COMMON STOCKS (92.9%)
-------------------------------------------------------------------------------
   Abbey                                    495,000        U.S. $ 1,041,697
   AIB                                    1,917,688               9,685,575
   Anglo Irish Bank Corporation           1,025,000               1,061,932
   Barlo Group                            1,000,356                 453,425
   Boxmore International                    234,000               1,530,348
 *+CBT Group                                 60,842               2,416,036
   Clondalkin Group                         298,850               1,717,412
   Crean (James)                            347,625               1,125,470
   CRH                                    1,048,036               6,921,962
   FBD Holdings                             260,000                 770,224
   Fyffes                                 1,635,000               2,719,521
   Green Property                           825,000               2,230,300
   Greencore                                218,168               1,765,850
   Hibernian Group                          300,000               1,335,509
   Independent Newspapers                   255,000               1,527,337
   Inishtech plc                            105,000                 662,898
   Irish Life                               700,000               2,577,937
   I.W.P., International                    194,943               1,309,630
   Jones Group                              100,000                 323,760
   Jury's Hotel Group                       981,695               3,257,792
   Kerry Group, Series A                    465,000               3,613,159
   Smurfit (Jefferson) Group              3,355,840               9,017,833
   Unidare                                  150,000                 607,049
   United Drug                              150,000                 594,909
   Waterford Foods, Class A                 964,156               1,607,598
   Waterford Glass                        3,565,739               3,232,440
*++Yeoman International Group               122,812                 218,689

  TOTAL IRISH COMMON STOCKS
   (Cost U.S. $50,925,765)                                       63,326,292
-------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCK (2.1%)
-------------------------------------------------------------------------------
   Northern Ireland Electricity             200,000               1,463,914
  TOTAL UNITED KINGDOM COMMON STOCK
   (Cost U.S. $1,461,075)                                         1,463,914
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
-------------------------------------------------------------------------------
   (Cost U.S. $52,386,840#)                                      64,790,206

                           Statement of Net Assets
                           -----------------------

                                                                Value (Note A)
-------------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT (0.7%)
-------------------------------------------------------------------------------
   (Interest Bearing)
   British Pound Sterling                    (Pds) 18,258      U.S.$    28,865
   Irish Pound                            IR(Pds) 255,081              412,924
  TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $441,001)                                                441,789
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS (95.7%)
-------------------------------------------------------------------------------
   (Cost U.S. $52,827,841)                                          65,231,995
-------------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (4.3%)
-------------------------------------------------------------------------------
   Cash                                                              2,775,838
   Dividends and Interest Receivable                                   251,510
   Prepaid Expenses                                                     57,663
   Principal Investment Advisor Fee Payable (Note B)                   (43,670)
   Co-Advisor Fee Payable (Note B)                                     (14,557)
   Administration Fee Payable (Note B)                                 (11,645)
   Other Liabilities                                                   (61,402)
                                                                     ---------
                                                                     2,953,737
-------------------------------------------------------------------------------
  NET ASSETS (100.0%)
-------------------------------------------------------------------------------
   Applicable to 5,009,000 outstanding U.S. $.01 par
    value shares (authorized 20,000,000 shares)               U.S. $68,185,732
-------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------
   (U.S. $68,185,732 / 5,009,000)                             U.S. $     13.61
                                                                         =====
-------------------------------------------------------------------------------
 #Aggregate cost for Federal tax purposes at October 31, 1995 was U.S.
  $52,516,907.
 *Non-income producing security.
 +Restricted security (Note I).
++Trading pursuant to Irish Stock Exchange Rule 535.2 (Note J).

                           Statement of Net Assets
                           -----------------------

                                                                Value (Note A)
-------------------------------------------------------------------------------
  AT OCTOBER 31, 1995 NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock, U.S. $.01 Par Value --
   Authorized 20,000,000 Shares;
   Issued and Outstanding 5,009,000 Shares                     U.S.$    50,090
   Capital Surplus                                                  54,517,462
   Undistributed Net Investment Income                                 566,041
   Accumulated Net Realized Gain                                       642,670
   Unrealized Appreciation of Investments, Foreign
    Currency and Net Other Assets                                   12,409,469
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                                          U.S.$68,185,732
-------------------------------------------------------------------------------
   See Notes to Financial Statements.

                           Statement of Operations
                           -----------------------
                                                            For the Year Ended
                                                              October 31, 1995
-------------------------------------------------------------------------------
  INVESTMENT INCOME
-------------------------------------------------------------------------------
    Dividends (Net of Withholding Taxes of U.S.$12,426)        U.S.$ 1,608,033
    Interest (Net of Withholding Taxes of U.S.$4,598)                   15,055
-------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                        1,623,088
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  EXPENSES
-------------------------------------------------------------------------------
    Principal Investment Advisor Fee (Note B)    U.S.$  454,540
    Co-Advisor Fee (Note B)                             151,513
    Administration Fee (Note B)                         121,211
    Directors' Fees and Expenses (Note C)                76,966
    Custodians' Fees (Note B)                            54,361
    Legal and Audit Fees                                 54,124
    Amortization of Organization Costs (Note F)          19,854
    Other                                               121,883
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                 1,054,452
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                            568,636
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)
-------------------------------------------------------------------------------
   Realized Gain/(Loss) on:
    Securities Transactions                         5,590,008
    Foreign Currencies Transactions                    31,416
    Forward Foreign Currency Contracts                (11,074)
                                                    ---------
    Net Realized Gain on Investments
      during the Year                                                5,610,350
    Net Change in Unrealized Appreciation/
     (Depreciation) of:
     Securities                                     7,796,109
     Foreign Currency and Net Other Assets            (47,967)
                                                    ---------
    Net Unrealized Appreciation of Investments
     during the Year                                                 7,748,142
                                                                     ---------
-------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               13,358,492
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                        U.S.$13,927,128
-------------------------------------------------------------------------------
  See Notes to Financial Statements.

                      Statement of Changes in Net Assets
                      ----------------------------------

                                              Year Ended         Year Ended
                                        October 31, 1995   October 31, 1994

   Net Investment Income                 U.S.$   568,636    U.S.$   484,588
   Net Realized Gain/(Loss) on
    Investments                                5,610,350           (154,048)
   Net Unrealized Appreciation
    of Investments                             7,748,142          6,998,890
                                             -----------        -----------
   Net Increase in Net Assets
    Resulting from Operations                 13,927,128          7,329,430
  Distributions to Shareholders from
    Net Investment Income                       (525,945)          (350,630)
                                             -----------        -----------
   Net Increase in Net Assets                 13,401,183          6,978,800
-------------------------------------------------------------------------------
  NET ASSETS
-------------------------------------------------------------------------------
   Beginning of Year                          54,784,549         47,805,749
                                             -----------        -----------
   End of Year (Including Undistributed
    Net Investment Income of $566,041
    and $503,008 at October 31, 1995
    and October 31, 1994, respectively)  U.S.$68,185,732    U.S.$54,784,549
                                             ===========        ===========

   See Notes to Financial Statements.

                                                        Financial Highlights
                                                        --------------------

  For a Fund share outstanding throughout each year.

                                                                           Year Ended October 31,
                                             --------------------------------------------------------------------------------------
                                                   1995           1994           1993           1992           1991           1990*
  Operating Performance:
  Net Asset Value,
   Beginning of Year                         U.S.$10.94     U.S.$ 9.54     U.S.$ 7.99     U.S.$ 9.75     U.S.$10.04     U.S.$11.16
                                                 ------         ------         ------         ------         ------         ------
  Net Investment Income                            0.11           0.10           0.12           0.15           0.15           0.26
  Net Realized and
   Unrealized Gain/(Loss)
   on Investments                                  2.67           1.37           1.66          (1.49)         (0.11)         (1.13)
                                                 ------         ------         ------         ------         ------         ------
  Net Increase/(Decrease) in
   Net Assets Resulting From
   Investment Operations                           2.78           1.47           1.78          (1.34)          0.04          (0.87)
  Offering Costs                                  --             --             --             --             --             (0.25)
  Distributions:
  Distributions to Shareholders from:
   Net Investment Income                          (0.11)++       (0.07)         (0.12)         (0.23)         (0.33)         --
   Capital Surplus (Note A)                       --             --             (0.11)         (0.19)         --             --
                                                 ------         ------         ------         ------         ------         ------
  Total from Distributions                        (0.11)         (0.07)         (0.23)         (0.42)         (0.33)          0.00
                                                 ------         ------         ------         ------         ------         ------
  Net Asset Value,
   End of Year                               U.S.$13.61     U.S.$10.94     U.S.$ 9.54     U.S.$ 7.99     U.S.$ 9.75     U.S.$10.04
                                                 ======         ======         ======         ======         ======         ======
  Share Price, End of Period                 U.S.$11.25     U.S.$10.13     U.S.$ 8.75     U.S.$ 7.00     U.S.$ 7.88     U.S.$ 7.00
                                                 ======         ======         ======         ======         ======         ======
  Total Investment Return**                       12.46%         16.59%         29.34%         (6.35)%        18.07%        (41.67)%
------------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
  Net Assets,
   End of Period (000's)                    U.S.$68,186    U.S.$54,785    U.S.$47,806    U.S.$40,018    U.S.$48,847    U.S.$50,299
  Ratio of Net Investment
   Income to Average Net Assets                    0.94%          0.93%          1.39%          1.62%          1.55%          4.28%+
  Ratio of Operating
   Expenses to Average Net Assets                  1.74%          1.87%          1.88%          1.80%          2.03%          1.70%+
  Portfolio Turnover Rate                            21%            13%            15%             7%            28%             6%

 *The Fund commenced operations on March 29, 1990.
**Based on share price and reinvestment of income distributions.
 +Annualized.
++Rounded.

  See Notes to Financial Statements.

                        Notes to Financial Statements
                        -----------------------------

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A. SIGNIFICANT ACCOUNTING POLICIES:
    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or, if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required.

    For the year ended October 31, 1995, permanent differences resulting from book and tax accounting for forward foreign currency contracts and currency transactions were reclassified from accumulated net realized gain to undistributed net investment income.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the bid price of such currencies against U.S. Dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. Dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:
    The Fund has entered into an investment advisory agreement (the "Principal Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect, wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Principal Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.75% of the value of its average weekly net assets.

    The Fund has also entered into an investment advisory agreement (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management Inc ("Salomon Brothers Asset Management"). Under the U.S. Co-Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.25% of the value of its average weekly net assets.

    The Fund has entered into an administration agreement (the "Administration Agreement") with The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    The First National Bank of Boston serves as custodian of the Fund's assets held outside of Ireland. Prior to September 27, 1995, Boston Safe Deposit and Trust Company served as custodian of the Fund's assets held outside of Ireland. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the year ended October 31, 1995, the Fund paid U.S. $48,961 in custodial fees to Bank of Ireland.

C. DIRECTORS FEES:
    Effective June 1, 1995, the Fund pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management or any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any Stockholders' meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Prior to June 1, 1995, the annual retainer paid to such Directors was U.S. $5,000, plus U.S. $500 for each meeting attended. Each Director will be reimbursed for travel and out-of-pocket expenses.

D. PURCHASE AND SALES OF SECURITIES:
    The cost of purchases and proceeds from sales of securities for the year ended October 31, 1995, excluding U.S. government and short-term investments, aggregated U.S. $12,182,732 and U.S. $13,683,159, respectively.

    At October 31, 1995, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there is excess value over tax cost was U.S. $15,570,043 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there is an excess of tax cost over value was U.S. $3,296,744.

E. COMMON STOCK:
    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. ORGANIZATION COSTS:
    Costs incurred by the Fund in connection with its organization aggregated U.S. $238,000. The organization costs were being amortized using the straight-line basis over a five-year period from the date the Fund commenced operations. As of October 31, 1995, all such costs have been fully amortized.

G. CONCENTRATION OF CREDIT:
    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable Fund not concentrated in these issuers to the same extent.

H. CAPITAL LOSS UTILIZATION:
    During the year ending October 31, 1995 the Fund utilized U.S. $4,947,339 of capital losses carried forward from previous years to offset capital gains crystallizing in the current year. The Fund has no remaining capital losses at October 31, 1995.

I. RESTRICTED SECURITY:
    The Fund has entered into an agreement which prohibits it from disposing of its remaining shares in the following security until after December 12, 1995. To account for this restriction, the directors have "fair valued" the security.

    The following table, in addition to showing the security's fair value and value per unit, shows the acquisition date, the percentage of the Fund's total net assets that the security comprises as well as the aggregate cost at October 31, 1995.

                                          FAIR                       PERCENTAGE
               ACQUISITION  PAR VALUE     VALUE                       OF TOTAL
 SECURITY         DATE      OF SHARES   PER UNIT       FAIR VALUE    NET ASSETS        COST
CBT Group       4/6/93       60,842     U.S. $39.71  U.S. $2,416,036   3.54%      U.S. $119,284

    The Fund may purchase securities which are subject to legal or contractual restriction on resale if not more than 10% of the value of the Fund's total assets would be invested in such securities or in securities for which there is no readily available market. In purchasing securities which could not be sold by the Fund without registration under Securities Act of 1933, as amended, the Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by the Fund to sell any such security and the registration of the security permitting sale. During any such period, the security will be subject to market fluctuations.

J. SECURITY TRADING PURSUANT TO IRISH STOCK EXCHANGE RULE 535.2:
    The Irish Stock Exchange (the "Exchange") Rule 535.2 (the "Rule") permits certain companies, not required to meet the regulatory requirements of the Exchange, to engage in certain securities transactions. Trading pursuant to the Rule takes place on a matched basis, facilitated by member firms of the Exchange.

K. SUBSEQUENT EVENT:
    As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

     ----------------------------------------------------------------------
     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.
     ----------------------------------------------------------------------

                      Report of Independent Accountants
                      ---------------------------------

To the Stockholders and Board of Directors
The Irish Investment Fund, Inc.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Irish Investment Fund, Inc. (the "Fund") at October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts

December 15, 1995

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                          Net Increase/
                                                         Net Realized and                   (Decrease)
                                                         Unrealized Gain/                 in Net Assets
                          Net Investment                    (Loss) on                     Resulting From
                          Income/(Loss)                    Investments                      Operations
                          -------------                  ---------------                  ---------------
                       Total           Per             Total            Per             Total            Per
Quarter Ended          (000)          Share            (000)           Share            (000)           Share
-------------          -----          -----            -----           -----            -----           -----
January 31, 1994     U.S.$23       U.S.$0.00       U.S.$2,786       U.S.$0.56       U.S.$2,809       U.S.$0.56
April 30, 1994           241            0.05            2,170            0.44            2,411            0.49
July 31, 1994             74            0.02             (495)          (0.10)            (421)          (0.08)
October 31, 1994         146            0.03            2,384            0.47            2,530            0.50
January 31, 1995         (38)          (0.01)             386            0.08              348            0.07
April 30, 1995           423            0.09            5,354            1.07            5,777            1.16
July 31, 1995            (51)          (0.01)           7,784            1.55            7,733            1.54
October 31, 1995         235            0.04             (166)          (0.03)              69            0.01

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee, or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders, such as banks, brokers or nominees, who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days' written notice to all stockholders. All correspondence and questions concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

MEETING OF STOCKHOLDERS
    On June 20, 1995, the Company held its Annual Meeting of Stockholders. The following directors were elected by the following votes: (i) Denis P. Kelleher -- 3,858,940 For, 72,321 Against; (ii) James M. Walton -- 3,841,827 For, 89,434
Against. Gerald F. Colleary, Peter J. Hooper and William P. Clark continue to serve in their capacities as Directors of the Fund. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending October 31, 1995, was ratified by the following votes: 3,876,827 For, 34,683 Against, 19,750 Abstaining.

                       THE IRISH INVESTMENT FUND, INC.

  ------------------------- DIRECTORS AND OFFICERS -------------------------
  Peter J. Hooper - Chairman of the Board
  William P. Clark - Director
  Gerald F. Colleary - Director
  Denis P. Kelleher - Director
  James M. Walton - Director
  Richard H. Rose - President and Treasurer
  Brigid O. Bieber - Secretary
  Patricia L. Bickimer - Assistant Secretary

  ---------------------- PRINCIPAL INVESTMENT ADVISOR ----------------------
  Bank of Ireland Asset Management (U.S.) Limited
  Two Greenwich Plaza
  Greenwich, Connecticut 06830

  ----------------------------- U.S. CO-ADVISOR ----------------------------
  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------
  First Data Investor Services Group, Inc.
  Exchange Place
  Boston, Massachusetts 02109

  ------------------------------- CUSTODIANS -------------------------------
  Bank of Ireland
  Lower Baggot Street, Dublin 2, Ireland

  The First National Bank of Boston
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- SHAREHOLDER SERVICING AGENT ----------------------
  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------
  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------
  Price Waterhouse LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------
  All correspondence should be addressed to The Irish Investment Fund, Inc.
  c/o First Data Investor Services Group, Inc.
  Exchange Place -- BOS665
  Boston, Massachusetts 02109
  Telephone inquiries should be directed to 1-800-GO-TO-IRL (1-800-468-6475)